UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           January 22, 2008
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On January 22, 2008, Laboratory Corporation of America® Holdings (LabCorp®) (NYSE: LH) announced the availability of an ultra high-density microarray, Affymetrix based technology (Whole-Genome Sampling Analysis). The offering continues the numerous recent advances in LabCorp’s clinical genetics laboratory diagnostics. In 2005, LabCorp first offered the comparative genomic hybridization (CGH) based microarray diagnostics which focused on mental retardation and developmental delay. This targeted testing underscored the need for higher density whole genome coverage. The Affymetrix-based technology provides analysis of DNA copy number changes – identifying deletions, gene amplifications and loss of heterozygosity (LOH).

Exhibits

99.1 Press Release dated January 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: January 22, 2008	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary